UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte. 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On August 7, 2026, Glucotrack, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Common Stock Purchase Agreement, dated July 14, 2026 (the “ELOC Purchase Agreement”), by and between the Company and White Lion Capital, LLC (the “Investor”).

The Amendment modifies Section 6.4(a) of the ELOC Purchase Agreement to provide that the Company will issue 2,505,513 shares of Common Stock (the “Commitment Shares”) to the Investor within one (1) business day following the effectiveness of the resale registration statement, calculated by dividing the commitment fee amount of $1,000,000 by the Minimum Price (as defined in the ELOC Purchase Agreement).

The Amendment also adds a new Section 6.4(b), which provides that if the Commitment Fee Price (as defined in the ELOC Purchase Agreement) is less than the Minimum Price, the Company will owe the Investor an amount (the “True-Up Amount”) equal to $1,000,000 minus the product of 2,505,513 multiplied by the Commitment Fee Price. The Company is required to pay the True-Up Amount to the Investor within one hundred twenty (120) days following the Measurement Date (as defined in the ELOC Purchase Agreement). No payment is owed if the Commitment Fee Price equals or exceeds the Minimum Price.

Except as expressly amended by the Amendment, all terms and conditions of the ELOC Purchase Agreement remain in full force and effect.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of the Commitment Shares will be made by the Company to the Investor upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Common Stock Purchase Agreement, dated August 7, 2026, by and between Glucotrack, Inc. and White Lion Capital, LLC
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucotrack, Inc.

Date: August 10, 2026	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer